The Mosaic Company
The Mosaic Company
Analyst Day 2007
Doug Hoadley
Vice President Investor Relations
Phosphates Overview
Analyst Day 2007
Doug Hoadley
Vice President Investor Relations
Phosphates Overview
1
Exhibit 99.6

Good morning.  This presentation was originally scheduled to be given by Floris Bielders, but unfortunately he was unable to be here.
You heard earlier this morning from Mike Rahm about the strong medium term outlook for Phosphates.  In this presentation, I will focus on the exciting short term outlook for Phosphates.  I will start by discussing the great operating leverage we have with our Phosphates assets.

Safe Harbor Statement
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of
The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material and energy markets subject to competitive market pressures; changes in foreign currency and exchange rates;
international trade risks including, but not limited to, changes in policy by foreign governments; changes in environmental and other governmental regulation; the ability to successfully integrate the former operations of Cargill Crop Nutrition and IMC Global Inc. and the ability to fully realize the expected cost savings from their business combination within expected time frames; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of closure of the South Pierce, Green Bay and Fort Green facilities differing from management’s current estimates; realization of management’s expectations regarding reduced raw material or operating costs, reduced capital expenditures and improved cash flow and anticipated time frames for the closures and the ability to obtain any requisite waivers or amendments from regulatory agencies with oversight of The Mosaic Company or its phosphate business; management's estimates of the current volumes of brine inflows at the Company's Esterhazy mines, the available capacity of brine storage reservoirs at the Esterhazy mines, the possibility that the rate of the brine inflows could materially increase, management's expectations regarding the potential efficacy of remedial measures to control the brine inflows, and the level of capital and operating expenditures necessary to control the inflows; accidents involving our operations, including mine fires, floods and potential explosions or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic
Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.
This presentation may not be distributed, reproduced, or used without the express written consent of
The Mosaic Company.
2

World’s Top Phosphate Producer
World’s Top Phosphate Producer
• World’s largest capacity
of phosphate fertilizer
•
15% Global
•
56% U.S.
• Largest producer of
feed phosphate in U.S.
• World scale & efficient
operations
• World’s largest capacity
of phosphate fertilizer
•
15% Global
•
56% U.S.
• Largest producer of
feed phosphate in U.S.
• World scale & efficient
operations
0.0
2.0
4.0
6.0
8.0
10.0
Mosaic OCP PhosAgro CF GCT
Phosphate Fertilizer Capacity
2007
1000 tonnes
DAP/MAP/TSP
2

We are the world’s largest phosphate producer with about 15% of the world’s total.  Our capacity is larger for finished phosphates than the next three largest producers combined.  We are also the largest U.S. feed phosphates producer.

Mosaic Phosphate Business
Mosaic Phosphate Business
Export
66% of Product
North America
34% of Product
Major
Export
Customers
Argentina
Australia
Brazil
China
India
Mexico
Pakistan
Louisiana
Plants
Florida
Plants
3

We have world-scale and efficient plants. Mosaic has four phosphate plants - three plants in Florida and one in Louisiana.
Mosaic ships about 34% of its product into the North America market where Mosaic is a significant market participant.
Mosaic exported about 66% of its phosphates in the first 10 months of fiscal 2007 with most of the exports handled by PhosChem.  The largest export markets are mainly in the developing countries of
Asia and Latin America, such as Brazil and India.

PhosChem
PhosChem
PhosChem, the export association of U.S. phosphate producers, handles Mosaic export sales to 3rd
party customers
2006 Phosphate Volumes
Mississippi
Phosphates
2%
CF Industries
4%
Potash Corp
12%
Mosaic
82%
4

PhosChem is the export association of U.S. phosphate producers which is formed under the Webb-
Pomerene Act.
The current members include Mosaic, Potash Corp and CF Industries.  For 2006, Mosaic accounted for over 80% of PhosChem’s volume and Potash Corp was second largest at about 12%.  Mississippi
Phosphates accounted for about 2% of the volume in 2006, and now is no longer a member.  And CF
Industries joined in late 2006.
While we export the majority of our Phosphates through PhosChem, we also ship over one million metric tonnes directly to our own Offshore distribution system.

Mosaic’s Phosphates Capacity
Mosaic’s Phosphates Capacity
1.0 million
9.9 million
4.4 million P
2
O
5
16.1 million
2007 capacity by tonnes Product
4 plants DAP / MAP / MES
2 plants Feed Phosphates
4 plants Phosphoric acid
5 mines Phosphate rock
5

Mosaic Phosphates assets include five mines with capacity of 16.1 million tonnes per year.
This includes the Wingate mine that we plan to re-start next month.
We need to restart our Wingate mine in order to meet the rock requirements of our phosphoric acid plants, which we expect to operate full out in fiscal 2008. This past year, we reduced rock inventories to more optimal levels in order to meet these needs.
These mines feed rock to our four phosphoric acid plants which have the capacity of 4.4 million tonnes P2O5.  Our capacity for phosphate fertilizers is 9.9 million tonnes product and
1.0 million tonnes for feed phosphates, or a nominal total of 10.9 million tonnes dry phosphates products.

Mosaic’s Effective Phosphates
Capacity
Mosaic’s Effective Phosphates
Capacity
8.8 – 9.4
2.7 – 3.2
4.5 – 5.5
0.3 – 0.5
0.6 – 0.8
Fiscal 2008
Production
Range
4.4
~ 1.5
~ 2.4
~ 0.2
~ 0.3
Phosphoric Acid
Required
(P
2
O
5
)
Effective Capacity
MAP*
DAP*
Micro-Essentials
Feed Phosphate
*Some plants can produce either DAP or MAP
depending on market demand
MMT
6

However, our effective capacity for finished fertilizers is less than our nominal capacity unless we purchase phosphoric acid.  This table shows an approximate range for fiscal 2008 production along with the phosphoric acid required to produce the products. It is just a broad estimate at this time, but shows how phosphoric acid limits our production.
For dry phosphate products, including feed, our effective capacity is about 9.0 to 9.4 million metric tonnes, depending on the products produced.  Our capacity is limited by the amount of phosphoric acid we can produce.  We expect to end the year with low inventories, so sales volumes for fiscal 2008 will be limited to about our production levels.

Great Market Environment Great Market Environment An increasingly tight outlook during the 2007/08 fertilizer year 7

Let me now turn to discussing the near term phosphates market.  Over the last six months, this market has changed dramatically.  Sales have increased, inventories have declined and prices have increased. It is a great market environment right now.

World less China phosphate
import demand is growing
World less China phosphate
import demand is growing
World Less China Processed Phosphate Import Demand by Region
0
3
6
9
12
15
18
21
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06E 07F
MMT
Asia less China L Amer Europe Oceania Other
Source: Fertecon, IFA and Mosaic
8

This chart excludes China, which Mike addressed earlier this morning.  He noted that China was now a net exporter and no
longer an important factor for the import market.
Import demand outside of China is forecast to increase almost
4% or 730,000 tonnes in 2007.  This is due to strong demand
fundamentals in India and Argentina and demand recovery in
Brazil, Europe and Pakistan.
Import demand is expected to continue to increase modestly in
2008, mainly in Latin America, but also in Asia.

Great import demand prospects
in Latin America this year
Great import demand prospects
in Latin America this year
Latin American Processed Phosphate Imports
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06E 07F
MMT
0%
5%
10%
15%
20%
25%
30%
35%
DAP MAP TSP % of World Imports
Source: Fertecon, IFA and Mosaic
9

Latin America is the key to higher global phosphate imports.
This region is expected to show an increase in imports of 13% in
2007. This is mainly the result of a recovery in Brazil but also due to continued growth in Argentina.  Both countries have seen a marked improvement in farmer economics over the last year as grain prices have increased.
Imports by this region declined by 21% in 2005, mainly due to problems in Brazil’s agricultural economy.
We estimate there was a recovery of 6% in 2006 in Latin
America’s imports as Argentina showed strong growth during the year and Brazil started to show signs of a recovery late in the year.

Good import demand prospects
in Asia this year
Good import demand prospects
in Asia this year
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
India Pakistan
MMT
India and Pakistan Processed Phosphate Imports
10

Imports by the Asian region are expected to be good in 2007, but below the levels in
2006.  Pakistan will show strong growth in DAP imports, but this will be offset by lower imports by India.  However, we still expect India to import about 2 million metric tonnes of phosphates in 2007, compared with about 2.8 million tonnes in 2008.

Trade forecast to peak in Q3
Trade forecast to peak in Q3
World Processed Phosphate Trade by Quarter
3.0
3.5
4.0
4.5
5.0
5.5
6.0
6.5
Q1 Q2 Q3 Q4
MMT
2004 2005 2006E 2007F
Source: IFA and Mosaic
Peak shipments to Brazil, India
and Pakistan
Slightly higher demand
from Latin America
Lower demand
from China
11

This chart shows phosphates trade broken down by calendar
year quarters, including our forecast for 2007.  Most of the projected increase in processed phosphate trade this year is expected to take place during the third quarter when peak
shipments occur to Brazil, India and Pakistan.
Brazil has been making good purchases during the first half of the year, but imports to this country typically peak in the July through September period.  India has yet to buy any phosphates and is expected to enter the market by the end of June for most of its imports which are expected to peak in the June through
September period.  Pakistan has already purchased DAP from
suppliers outside of the U.S., but still has additional purchases to make.  So the phosphates market will remain very tight through the summer and we expect inventories to be even lower by the end of September.

U.S. exports projected to drop
in 06/07 and 07/08 FY . . .
U.S. exports projected to drop
in 06/07 and 07/08 FY . . .
U.S. DAP and MAP Exports
0
2
4
6
8
10
12
14
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07F 08F
Fertilizer Year Ending June 30
MST
DAP MAP
Source: TFI and Mosaic
12

For the fertilizer year ending June 30, 2007 we project U.S. DAP and MAP exports will decline 8% to 7.9 million tons and then decline another 6% to 7.4 million tons in 2007/2008.
In other years, this might have been a concern.  However, there are three important offsetting factors this year.  The most
important is strong North American demand which will more than offset weaker exports so total demand will be strong.  In addition, we indefinitely closed two plants a year ago so we have less available for the export market.  Finally, U.S. operating rates for phosphoric acid are already very high, so supplies will continue to remain tight.

. .. . but U.S. shipments set to
increase 12% in 06/07
. . . but U.S. shipments set to
increase 12% in 06/07
U.S. DAP and MAP Domestic Shipments
0
1
2
3
4
5
6
7
8
9
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07F 08F
Fertilizer Year Ending June 30
MST
DAP MAP
Source: TFI and Mosaic
13

Earlier this morning, we heard about the strong agricultural fundamentals, including high corn prices.  As a result, demand for all fertilizers is very strong in the United States.
U.S. DAP and MAP shipments are projected to rebound 12% to
7.5 million tonnes for the fertilizer year ending June 30, 2007 and then increase another 3% to 7.8 million tons in 2007/2008.
We believe that dealer inventories will remain very low at the end of this spring season and have already seen strong interest in our summer fill program.  In fact, we have already sold as much phosphates fertilizer for North America this summer, as we sold last summer.  And these summer fill volumes are mostly at
around $360 per short ton, fob Central Florida or close to the current market price.

U.S. Phosphate Production
U.S. Phosphate Production
U.S. DAP and MAP Production
0
2
4
6
8
10
12
14
16
18
20
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07F 08F
Fertilizer Year Ending June 30
MST
DAP MAP
Source: TFI and Mosaic
14

U.S. phosphate production is forecast to decline 3% in
2006/2007, mainly as a result of the indefinite closure of two plants by Mosaic a year ago.  We expect a production increase of about 2% in 2007/2008 to meet expected demand growth.
However, U.S. production for MAP and DAP will be about at its maximum level in 2008 as the phosphoric acid operating rate is expected to be near 100%.  Therefore, we expect inventories will remain low in the United States over the next year.

Increased focus on Americas Increased focus on Americas 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 2005/06 2006/07 2007/08 China Latin America North America DAP / MAP / MES Shipments MMT ? 15

As I noted earlier, we do not consider the loss of exports to
China to be an important factor.  The reason is that we have had an increased focus on sales to the Americas in fiscal 2007 and this will continue into fiscal 2008.
In this chart, the purple bar shows phosphate sales volumes to
China which are expected to be very low next year.  I have just a question mark for next year’s exports to China.  The blue bar shows our volumes to Argentina, Brazil and Mexico which are
expected to increase 30% in fiscal 2007 and 13% in fiscal 2008.
Our sales to North America are also increasing as shown in the yellow bar.  In fact, volumes to the Americas are expected to increase from about 40% of our total in fiscal 2006 to about 60%
in fiscal 2008.

DAP Prices: Reach Record High Levels DAP Prices: Reach Record High Levels 100 150 200 250 300 350 400 450 Record $435/MT $ million tonnes FOB Tampa Source: Fertecon 16

DAP prices have increased dramatically in the first quarter due to a very tight market balance.  This is the result of an awakened market in North America.  Shipments have rapidly increased and industry inventories were at 20-year lows as of the end of March.
The current Central Florida spot price is $370 per short ton, compared to around $220 per ton in December.  The DAP spot
export price in Tampa has also climbed and is currently around
$425 to $433 per metric tonne compared with around $240 per
tonne in December.
These higher prices came too late to show up in our third quarter results.  As Rick noted earlier, we regularly forward sell our product out by one to two months, so higher market prices turn into realized prices with a two to three month lag.  Therefore, we will begin to see these higher prices in our fiscal year fourth quarter results.  Also keep in mind that we are selling
phosphates at various prices throughout a quarter, so spot
selling prices may not be indicative of our average DAP selling price for the entire period.

Are High Prices Sustainable?
Are High Prices Sustainable?
Rally demand driven - strong farmer economics
Global demand growth of +6% - above
capacity increase
World capacity at high operating rate
Solid North America summer fill program
India demand around the corner
Rally demand driven - strong farmer economics
Global demand growth of +6% - above
capacity increase
World capacity at high operating rate
Solid North America summer fill program
India demand around the corner
17

The question I get asked most often is how long can these strong phosphate prices be sustained?  It is impossible to answer this question.  However, the fundamentals for the phosphates market continue to look very strong, at least for the next six months and possibly longer.
A key factor is that this rally is demand driven as a result of strong farmer economics.  And these economics are expected to continue for the next several years.  The market balance will remain tight as demand is expected to be higher than increases in capacity.  Global demand growth in 2007 is expected to be around 6%, while the increase in capacity is about 2.5%
Fertecon is forecasting the global phosphoric acid operating rate to reach a record high 84% in 2007 and increase to 85% in 2008.
For the near term, there are two key factors that we expect to keep DAP prices strong.  Many North American dealers expect
their inventories to be very low at the end of this planting season.
As a result, we have sold high volumes for our summer fill
program.
Finally, we believe that demand for imports by India is around the corner and will keep U.S. industry inventories very low through at least September.

An unprecedented increase in
phosphate margins
An unprecedented increase in
phosphate margins
DAP Market Margin
Calculated from Published Spot Prices for a Central Florida Plant
25
75
125
175
225
275
325
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07
$ MT
Source: Green Markets, Fertecon, Mosaic
18

This chart shows the DAP market margin from 1990 to present
by month.  The market margin is calculated using published spot prices for Central Florida and subtracting the cost of ammonia and sulfur on a per tonne of DAP basis.
The recent rise in DAP spot prices has resulted in a record high market margin of over $300 per tonne.  This is about double the previous record.  As with the DAP price, increase in DAP
margins should begin to show up in our fourth quarter results.

• Strong market dynamics
• Great assets
• Market shift towards North America
• Improve margins in fiscal 2008
• Strong market dynamics
• Great assets
• Market shift towards North America
• Improve margins in fiscal 2008
Focus on Performance in 2008
Focus on Performance in 2008
19

So let me conclude with four comments.
Phosphate market dynamics indicate a tight balance and prices are expected to remain strong over about the next 6 months.
Mosaic has excellent Phosphates assets.  We are the largest
producer of phosphates products in the world by a wide margin and costs should improve as we expect to produce at “full out”
rates in fiscal 2008.
Although our Phosphates sales volumes in fiscal 2007 will be at or near the prior year volumes, sales to North America and Latin
America have increased and this will continue in fiscal 2008.
This is where our natural logistics cost advantage lies.
Finally, margins are expected to improve considerably in fiscal
2008 as we continue to focus on reducing costs.  We plan to take advantage of our operating leverage in Phosphates over the next year.
Thank you.